UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2022

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2022 annual meeting of stockholders (the “Annual Meeting”) of 2U, Inc. (the “Company”) held on June 8, 2022, the Company’s stockholders approved an amendment (the “Declassification Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Company’s board of directors (the “Board”) and provide for the annual election of directors after the expiration of their current terms. As described in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 21, 2022, the declassification of the Board will be phased in over a three-year period such that, beginning at the election of directors at the 2025 annual meeting of stockholders, all directors would be up for election for a one-year term. The Declassification Amendment was previously approved by the Board, subject to approval by the Company’s stockholders, and became effective upon its filing with the Secretary of State of the State of Delaware on June 9, 2022.

The Board also previously approved amendments to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), subject to the approval by stockholders of the Declassification Amendment, which, among other things, consist of implementing the Declassification Amendment and conforming changes to reflect the phased declassification of the Board.

Copies of the Certificate of Incorporation, as amended by the Declassification Amendment (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of the Company was held on Wednesday, June 8, 2022 at 3:00 p.m., Eastern time. As of the close of business on April 11, 2022, the record date for the Annual Meeting, there were 76,991,087 shares of the Company’s common stock outstanding, with each share entitled to one vote. The holders of 66,706,336 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on six proposals. The proposals are described in more detail in the Company’s definitive proxy statement. The voting result for each of the proposals is as follows:

Proposal 1

The stockholders voted upon and elected three Class II directors, nominated by the Board, to serve on the Board until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death resignation or removal, with the following vote results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Timothy M. Haley	41,845,691	17,372,817	7,487,828
Earl Lewis	58,017,864	1,200,644	7,487,828
Coretha M. Rushing	57,889,281	1,329,227	7,487,828

Proposal 2

The stockholders voted upon and did not approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,770,283	39,359,416	88,809	7,487,828

Proposal 3

The stockholders voted upon and approved, on a non-binding advisory basis, the frequency of future advisory votes to approve executive compensation, with the following vote results:

1 Year	2 Years	3 Years	Abstentions
58,795,974	11,482	308,144	102,908

In consideration of the stockholder vote on the frequency proposal, and consistent with the recommendations of the Company’s Board disclosed in the Company’s definitive proxy statement, the Company has determined to hold the non-binding advisory vote on the compensation of the Company’s named executed officers on an annual basis until stockholders vote on the next required frequency proposal.

Proposal 4

The stockholders voted upon and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,453,232	177,380	75,724	0

Proposal 5

The stockholders voted upon and approved an amendment to our Certificate of Incorporation to declassify our Board, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,527,798	611,961	78,749	7,487,828

Proposal 6

The stockholders voted upon and approved, on a non-binding advisory basis, a stockholder proposal to elect directors by majority vote, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,699,094	1,112,933	7,183,039	7,711,270

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Paul S. Lalljie
	Name:	Paul S. Lalljie
Date: June 10, 2022	Title:	Chief Financial Officer